MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Relating to the Following Prospectuses:

Institutional Class Prospectus
Service Class Prospectus
Investor Class Prospectus
Administrative Class Prospectus
Advisory Class Prospectus
Participant Class Prospectus
Cash Management Class Prospectus
Stable Value Prime Portfolio Prospectus

February 28, 2006, as supplemented on October 6, 2006

Morgan Stanley Institutional Liquidity Funds (the ‘‘Fund’’) is a mutual fund currently consisting of the following seven portfolios: the Money Market Portfolio, the Prime Portfolio, the Government Portfolio, the Government Securities Portfolio, the Treasury Portfolio, the Treasury Securities Portfolio and the Tax-Exempt Portfolio (the ‘‘Portfolios’’). Each Portfolio offers the following classes of shares: Institutional Class, Service Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class. The Fund is designed to provide investors with a variety of liquidity options. This Statement of Additional Information (the ‘‘SAI’’) sets forth information about the Fund and information applicable to the Portfolios.

This SAI is not a prospectus but should be read in conjunction with the Fund's prospectuses relating to the Institutional Class, Service Class, Investor Class, Administrative Class, Advisory Class, Participant Class, Cash Management Class and the Stable Value Prime Portfolio dated February 28, 2006, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

The Fund's most recent annual and semi-annual reports are separate documents supplied with this SAI. The Fund's annual report includes the Fund's audited financial statements, which are incorporated by reference into this SAI.

Shareholder Services: 1-888-378-1630
Prices and Investment Results: www.morganstanley.com/im

INVESTMENTS AND INVESTMENT STRATEGIES	3
INVESTMENT OBJECTIVES AND LIMITATIONS	9
DISCLOSURE OF PORTFOLIO HOLDINGS	10
PURCHASE OF SHARES	14
REDEMPTION OF SHARES	15
TRANSACTIONS WITH BROKER/DEALERS	15
SHAREHOLDER SERVICES	15
VALUATION OF SHARES	15
MANAGEMENT OF THE FUND	16
INVESTMENT ADVISER	29
PRINCIPAL UNDERWRITER	30
SERVICE AND DISTRIBUTION OF SHARES	30
FUND ADMINISTRATION	34
OTHER SERVICE PROVIDERS	35
BROKERAGE TRANSACTIONS	35
GENERAL INFORMATION	36
TAX CONSIDERATIONS	38
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	40
PERFORMANCE INFORMATION	45
FINANCIAL STATEMENTS	47
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B: DESCRIPTION OF RATINGS	B-1

INVESTMENTS AND INVESTMENT STRATEGIES

The following discussion of each Portfolio's investments and risks should be read in conjunction with the sections of the Fund's Prospectus entitled ‘‘Additional Investment Strategy and Risk Information.’’ The Portfolios' investments are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

U.S. Treasury Obligations and U.S. Government Securities.    U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (‘‘U.S. Treasury Obligations’’). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (‘‘STRIPS’’).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (‘‘U.S. Government Securities’’), which may or may not be backed by the full faith and credit of the U.S. government. Some U.S. Government Securities are supported by the full faith and credit of the U.S. Treasury (such as in the case of those issued by the Government National Mortgage Association (‘‘Ginnie Mae’’)) through provisions in its charter that it may make ‘‘indefinite and unlimited’’ drawings on the Treasury, if needed to service its debt); others (such as those issued by the Federal Home Loan Banks) are not backed by the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances; others (such as those issued by the Federal National Mortgage Association (‘‘Fannie Mae’’)) are supported by the discretionary authority of the U.S. government to purchase certain obligations of the issuer to assist them in meeting their debt obligations; and others (such as those issued by the Federal Farm Credit System) by only the credit of the issuer.

If a U.S. Government Security is not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

An instrumentality is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed.

Some Portfolios invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Asset-Backed Securities.    Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

Bank Obligations.    Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Portfolios may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Portfolio invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Investment Companies.    A Portfolio may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. Currently, these limitations include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

Corporates.    Corporate bonds (‘‘Corporates’’) are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolios will buy Corporates subject to any quality constraints set forth under Rule 2a-7 of the 1940 Act.

Custodial Receipts.    Certain Portfolios may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Portfolio is not considered to be the owner of the underlying securities held in the custodial account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account.

Industrial Development and Pollution Control Bonds.    The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt municipal bonds) whether or not the users of the facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Portfolio in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

Lease Obligations.    Included within the revenue bonds category in which certain Portfolios may invest are participations in lease obligations or installment purchase contracts (collectively called ‘‘lease obligations’’) of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain ‘‘non-appropriation’’ clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing ‘‘non-appropriation’’ clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Floating and Variable Rate Obligations.    The Portfolios may purchase floating and variable rate obligations, including floating and variable rate municipal obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the 1940 Act, a Portfolio may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Portfolio to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Portfolio may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Adjustable Rate Government Securities.    Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Promissory Notes.    Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry. Certain Portfolios may invest up to 10% of its net assets in illiquid securities, including unsecured bank promissory notes.

Funding Agreements.    A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Portfolios may be treated as illiquid. Certain Portfolios may invest up to 10% in illiquid securities, including funding agreements.

Repurchase Agreements.    The Portfolios may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Portfolios in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolios, typically involve the acquisition by the Portfolios of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Sub-Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. In addition, certain Portfolios may invest in repurchase agreements backed by non-governmental collateral. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of a Portfolio to immediately liquidate the collateral in the event of default or bankruptcy by the seller. It is the current policy of the Portfolios not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Portfolio, amounts to more than 10% of its net assets. A Portfolio's investments in repurchase agreements may at times be substantial as set forth in the Prospectus.

Reverse Repurchase Agreements.    The Portfolios may also use reverse repurchase agreements. Reverse repurchase agreements involve sales by the Portfolios of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Portfolio intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Portfolio will establish a segregated account with its Custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by a Portfolio and for purposes other than meeting redemptions may not exceed 5% of a Portfolio's total assets.

Private Placements.    The Portfolios may invest in commercial paper issued in reliance on the so-called ‘‘private placement’’ exemption afforded by Section 4(2) of the Securities Act of 1933 (‘‘Securities Act’’) and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. Rule 144A permits the Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Sub-Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Portfolios. If a restricted security is determined to be ‘‘liquid,’’ the security will not be included within the category ‘‘illiquid securities.’’

Put Options.    Certain Portfolios may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a ‘‘put,’’ and the aggregate price which the Portfolio pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Portfolio to be fully invested in securities, the interest on which is exempt from Federal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Portfolio shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Sub-Adviser revises their evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Sub-Adviser considers, among other things, the amount of cash available to the Portfolio, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Portfolio.

The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Portfolio's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Fund's Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Board of Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the NASD or members of a national securities exchange. The Trustees have directed the Adviser and the Sub-Adviser not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Adviser or Sub-Adviser, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.

In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes.

Tender Option Bonds.    A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Variable Rate Master Demand Notes.    These are obligations that permit a Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

When-Issued Securities.    Certain fixed income securities are purchased on a ‘‘when-issued’’ basis. This means that the securities are purchased at a certain price, but may not be delivered for up to 90 days. No payment or delivery is made until a Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.

Yankee and Eurobond Obligations.    Certain Portfolios may invest in Eurobond and Yankee obligations provided that such obligations are U.S. dollar-denominated. Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk and market risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. The Sub-Adviser, on behalf of a Portfolio, will perform the same credit analysis on Eurobond and Yankee obligations that it purchases as it does on domestic issues, and will seek to invest in obligations of issuers that have at least the same financial strength as the domestic issuers whose securities it purchases.

Zero Coupons.    Zero coupon bonds are fixed income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Portfolios' distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (‘‘CATS’’), Treasury Receipts (‘‘TRS’’), Separate Trading of Registered Interest and Principal of Securities (‘‘STRIPS’’) and Treasury Investment Growth Receipts (‘‘TIGERS’’).

Leveraging.    Each Portfolio may borrow money from a bank in an amount up to 33 1/3% of its respective total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Portfolio will maintain asset coverage in accordance with the 1940 Act. Leveraging portfolio assets has speculative characteristics. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

INVESTMENT OBJECTIVES AND LIMITATIONS

Fundamental Objectives/Limitations.    Each Portfolio's investment objective has been adopted as fundamental and the Portfolios are subject to the following restrictions which are also fundamental policies and may not be changed without the approval of the lesser of (1) at least 67% of the voting securities of the respective Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the respective Portfolio.

As a matter of fundamental policy, each Portfolio will not change its investment objective and will not:

(1)    invest in physical commodities or contracts on physical commodities;

(2)    purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3)    make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, (ii) by lending its portfolio securities, and (iii) by lending Portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;

(4)    with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

(5)    purchase any securities other than obligations of U.S. regulated banks or of the U.S. government, or its agencies or instrumentalities, and, with respect to the Tax-Exempt Portfolio, industrial development bonds, if immediately after such purchase, 25% or more of the value of the Portfolio's total assets would be invested in the securities of issuers in the same industry; there is no limitation as to investments in bank obligations or in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and, with respect to the Tax-Exempt Portfolio, to industrial development bonds where the users of the facilities financed by such bonds are in the same industry;

(6)    with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(7)    borrow money, except (i) each Portfolio may borrow money from a bank in an amount up to 5% of its total assets; (ii) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests which might otherwise require the untimely disposition of securities, and (iii) in connection with reverse repurchase agreements, provided that (i), (ii) and (iii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(8)    issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreements or reverse repurchase agreements, (b) purchasing any securities on a when-issued or delayed delivery basis; (c) borrowing money as set forth above; or (d) lending portfolio securities; and

(9)    underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the disposition of restricted securities).

In addition, as a non-fundamental policy, each Portfolio may not invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder. Each Portfolio may invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and restrictions as the Portfolio.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required unless otherwise noted or required by law (such as limitations relating to borrowing or investments in illiquid securities).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Trustees, Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’) and Morgan Stanley Investment Advisors Inc. (the ‘‘Sub-Adviser’’) have adopted policies and procedures regarding disclosure of portfolio holdings (the ‘‘Policy’’). Pursuant to the Policy, the Adviser and the Sub-Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's, the Adviser's and the Sub-Adviser's fiduciary duties to the Fund shareholders. Neither the Adviser nor the Sub-Adviser may receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Adviser or by any affiliated person of the Adviser or the Sub-Adviser. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website top five, top ten or top fifteen holdings monthly with a minimum five calendar day lag.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above, is non-public information for purposes of the Policy.

The Fund makes its complete portfolio holdings available on the password-protected part of its website every 15 days with a minimum 15 calendar day lag. In addition, prospective investors generally may receive portfolio holdings information if they enter into an agreement or undertaking to keep the information confidential.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material nonpublic information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, the Sub-Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and the Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser, the Sub-Adviser or any affiliate of the Adviser or Sub-Adviser (the ‘‘MSIM Funds’’) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the ‘‘PHRC’’) or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories or parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Twice a month	(2)
JP Morgan Investor Services Co.(*)	Complete portfolio holdings	As needed	(2)
JP Morgan Chase Bank(*)	Complete portfolio holdings	As needed	(2)
JP Morgan Investor Services Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
CTC Consulting, Inc.(**)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Fund Evaluation Group(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top Ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top Ten holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top Ten holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top Ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Watershed Investment Consultants, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set(*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)	This information will also be provided upon request from time to time.

(6)	Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Adviser, the Sub-Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis). Further, certain entities such as municipalities, which may not be authorized to enter into a non-disclosure agreement, may enter into an undertaking to keep any nonpublic holdings information confidential.

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser and the Sub-Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material nonpublic information.

In no instance may the Adviser, Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a)    The PHRC, which will consist of executive officers of the Fund and the Adviser, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b)    The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c)    The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser and the Sub-Adviser employ to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Sub-Adviser, or the Distributor; or any affiliated person of the Fund, the Adviser, the Sub-Adviser or the Distributor, on the other.

(d)    Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e)    The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

The name of the Portfolio requested should be designated on the Account Registration Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser or Sub-Adviser and their affiliates, and (b) other investors with whom the Adviser or Sub-Adviser wish to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

The Portfolios declare dividends daily and, therefore, at the time of a purchase, must have funds immediately available for investment. As a result, you must pay for shares of each Portfolio with Federal Funds (monies credited to the Portfolio's custodian by a Federal Reserve Bank).

Investors purchasing and redeeming shares of the Portfolio through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares but does pay compensation in connection with other share classes.

Neither Morgan Stanley Distribution, Inc., as distributor (the ‘‘Distributor’’) nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

REDEMPTION OF SHARES

The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (‘‘NYSE’’) is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under ‘‘Valuation of Shares’’ and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

No charge is made by the Portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to receive on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order in proper form. In other words, orders will be priced at the net asset value next computed after such orders are received in proper form by an authorized broker or the broker's authorized designee.

SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Portfolios to another person by written request to the Shareholder Services Group at the address noted above. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under ‘‘Redemption of Shares.’’ As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

For the purpose of calculating each Portfolio's NAV, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price each Portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of each Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As conditions of operating under Rule 2a-7, each Portfolio must maintain a dollar-weighted average Portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Board has established procedures reasonably designed, taking into account current market conditions and each Portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board.

In the event of a deviation of over ½ of 1% between a Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Board will also take any action they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. This action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital gains or losses, or utilizing a NAV not equal to $1.00 based upon available market quotations.

MANAGEMENT OF THE FUND

Officers and Trustees.    The Board of the Fund consists of 12 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser, Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) and Morgan Stanley Investment Advisors Inc. (the ‘‘Retail Funds’’). Eleven Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Trustees are the ‘‘non-interested’’ or ‘‘Independent Trustees’’ of the Fund. The other Trustee (the ‘‘Interested Trustee’’) is affiliated with the Adviser.

Independent Trustees.    The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of October 2, 2006) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisers Inc.).

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	161	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	175	Director of various business organizations.
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since 2006); Chairperson of the Closed-End, Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	None.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	175	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989- December 1994).	175	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee (since August 2006) of various Retail and Institutional Funds; formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Board of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairman of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee (since August 2006) of various Retail and Institutional Funds; President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	161	Director of GMAC (financial services), GMAC Insurance and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Morgan Stanley Capital International Editorial Board; Director of Legg Mason and various investment fund advisory boards.
Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Interested Trustee.    The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of October 2, 2006) and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

OFFICERS:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (52) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).
Dennis F. Shea (53) 1585 Broadway New York, New York 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Adviser and various entities affiliated with the Adviser; Secretary and General Counsel of the Retail Funds
Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James Garrett (37) 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).
Michael Leary (39) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Since March 2003	Director of Treasury and Compliance of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young, LLP.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is set forth in the table below. Ms. Dennis and Messrs. Bowman, Klein and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2005)
Independent:
Frank L. Bowman	None	None
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	None
Edwin J. Garn	None	over $100,000
Wayne E. Hedien	None	over $100,000
Dr. Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	$10,001 – $50,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, Messrs. Kearns and Reid had deferred a total of $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of February 23, 2006, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Trustees and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on the Fund's primary areas of investment, namely equities, fixed-income and alternatives, as detailed below. Five of the Independent Trustees serve as members of the Audit Committee, four Independent Trustees serve as members of the Governance Committee, three Trustees, including two Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During its fiscal year ended October 31, 2005, the Audit Committee held seven meetings.

The members of the Audit Committee of the Fund are currently Frank L. Bowman, Wayne E. Hedien, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an ‘‘interested person,’’ as defined under the 1940 Act, of any of the Funds (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Kathleen A. Dennis, Edwin J. Garn, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. Fergus Reid is the Chairperson of the Governance Committee. During its fiscal year ended October 31, 2005, the Governance Committee held two meetings.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund's Governance Committee as candidates for the nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications’’.

Finally, the Board has formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Messrs. Michael Bozic, Dr. Manuel H. Johnson and James F. Higgins. Messrs. Michael Bozic and Dr. Manuel H. Johnson are Independent Trustees. The Chairperson of the Valuation, Insurance and Compliance Committee is Michael Bozic. The Valuation, Insurance and Compliance Committee was formed in October 2006.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Manuel H. Johnson (Chairperson), Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed.

The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Michael E. Nugent and Frank L. Bowman.

(2) Fixed-Income – Michael F. Klein (Chairperson), Fergus Reid, Michael Bozic and Edwin J. Garn.

(3) Closed-end, Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins, Joseph J. Kearns and Wayne E. Hedien.

The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

There were 13 meetings of the Board of Trustees of the Fund held during the fiscal year ended October 31, 2005. The Independent Trustees of the Fund also met three times during that period, in addition to the 13 meetings of the full Board.

Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds.    The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification.    The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.    Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Mr. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Mr. Nugent. Prior to July 1, 2006, Mr. Fiumefreddo received an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Mr. Nugent receives a total annual fee of $360,000 for his services as Chairman.

The Fund also reimburses such Trustees for travel and other out-of pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended October 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005. Ms. Dennis and Messrs. Bowman, Klein and Reed did not serve as Trustees of the Fund during the Fund's most recent fiscal year end and therefore did not receive any compensation from the Fund during the period. During the relevant period, the Fund had three committees: the Audit

Committee, Goverance Committee and Insurance Committee. The structure and membership of the Committees have changed since December 31, 2005. Therefore, Committees referenced in the footnotes to the Compensation Table in this section may no longer exist, and/or the Directors may no longer serve on the Committees noted in the footnotes to the table.

COMPENSATION

Name of Independent Trustee:	Total Compensation from the Fund	Number of Portfolios in the Fund Complex from which the Trustee received Compensation(5)	Total Compensation from the Fund Complex(5)
Michael Bozic(1)(3)	$22,338	197	$180,000
Edwin J. Garn(1)(3)	22,066	197	178,000
Wayne E. Hedien(1)(2)	22,338	197	180,000
Dr. Manuel H. Johnson(1)	29,737	197	240,000
Joseph J. Kearns(1)(4)	26,222	198	217,000
Michael E. Nugent(1)(2)	26,037	197	210,000
Fergus Reid(1)(3)	26,037	198	215,000
Name of Interested Trustee:
Charles A. Fiumefreddo(2)	44,406	197	360,000
James F. Higgins	0	197	0

(1)	Member of the Audit Committee. Dr. Johnson was the Chairman of the Audit Committee and Mr. Kearns was the Deputy Chairman of the Audit Committee during the relevant period.

(2)	Member of the Insurance Committee. Mr. Nugent was the Chairman of the Insurance Committee during the relevant period.

(3)	Member of the Governance Committee. Mr. Reid was the Chairman of the Governance Committee during the relevant period.

(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.

(5)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
	By All Adopting Funds		From All Adopting Funds
Michael Bozic	$19,439		$46,871
Edwin J. Garn	(10,738	)(2)	46,917
Wayne E. Hedien	37,860		40,020
Dr. Manuel H. Johnson	19,701		68,630
Michael E. Nugent	35,471		61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2)	Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense had been overaccrued.

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’) is the investment adviser to the Fund pursuant to an Investment Advisory Agreement (the ‘‘Agreement’’). The Adviser is wholly owned by subsidiaries of Morgan Stanley (‘‘Morgan Stanley’’). The Adviser, located at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers which include employee benefit plans, endowment funds, foundations and other institutional investors in the United States and abroad. As of December 31, 2005, the Adviser, together with its affiliated asset management companies, had approximately $434 billion in assets under management with approximately $238 billion in institutional assets.

Under the Investment Advisory Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of the Portfolios, manages the investment and reinvestment of the assets of the Portfolios. In this regard, it is the responsibility of the Adviser to supervise investment decisions for the Portfolios and the placement of the Portfolios' purchase and sales orders for investment securities by the sub-adviser.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for each Portfolio and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.15% to each Portfolio's daily net assets.

The Adviser has voluntarily agreed to reduce its advisory fee and/or absorb or reimburse certain expenses to the extent necessary so that total annual operating expenses of each Institutional Class, Service Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class will not exceed 0.20%, 0.25%, 0.30%, 0.35%, 0.45%, 0.70% and 0.50% of their average daily net assets, respectively. This fee and expense waiver may be discontinued at any time and without notice.

For the fiscal years ended October 31, 2004 and 2005, the Fund paid the following advisory fees:

	Advisory Fees Paid				Advisory Fees Waived
Portfolio	2004 (000)		2005 (000)		2004 (000)		2005 (000)
Money Market Portfolio	$0	**	$940		$2,036		$4,083
Prime Portfolio	0	**	5,089		5,232		14,341
Government Portfolio	0	**	—		92		2,219
Government Securities Portfolio	—	*	—	*	—	*	—	*
Treasury Portfolio	0	**	—		72		158
Treasury Securities Portfolio	—	*	—	*	—	*	—	*
Tax-Exempt Portfolio	0	**	—		93		519

*	Not in operation during period.

**	Waiver in excess of advisory fee owed.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio, bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or ‘‘interested persons’’ (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Portfolio. If the holders of the Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by the Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.

Investment Sub-Adviser

Morgan Stanley Investment Advisers Inc. (‘‘MSIA’’ or the ‘‘Sub-Adviser’’), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the investment sub-adviser to the Portfolios pursuant to an investment sub-advisory agreement with the Adviser. As compensation for managing the day-to-day investments of the Portfolios, the Adviser pays MSIA 40% of the investment advisory fee that the Adviser receives from each Portfolio (net of applicable fee waivers).

Proxy Voting Policies and Procedures and Proxy Voting Record

The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities are attached hereto as Appendix A. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's (the ‘‘SEC’’) web site at http://www.sec.gov.

Approval of the Advisory Agreements

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semi-annual report to shareholders for the six months ended April 30, 2005.

PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. serves as the Fund's distributor (the ‘‘Distributor’’). The principal business address of the Distributor is One Tower Bridge Road, West Conshohocken, Pennsylvania 19428. The Distributor is a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley.

The Distributor distributes the shares of the Fund pursuant to a distribution agreement (the ‘‘Distribution Agreement’’). Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares.

The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Ronald E. Robison and Stefanie V. Chang, directors and/or officers of the Fund, also serve as directors or officers of the Distributor.

SERVICE AND DISTRIBUTION OF SHARES

Administration Plans

The Fund has entered into an Administration Plan with respect to its Service Class Shares to pay the Distributor to compensate Service Organizations (defined below) who provide administrative services to shareholders. Under the Plan, the Fund, on behalf of the Service Class Shares, is authorized to pay the Distributor a monthly or quarterly administration fee of 0.05% of each Portfolio's average daily net assets of Service Class Shares owned beneficially by the customers of such Service Organizations during such period, to compensate Service Organizations for providing the following services: processing and issuing confirmations concerning shareholder orders to purchase, redeem and exchange shares of such class; receiving and transmitting funds representing the purchase price or redemption proceeds of such shares; and forwarding shareholder communications such as prospectus updates, proxies and shareholder reports.

For the fiscal year ended October 31, 2005, the Money Market, Prime, Government, Treasury and Tax-Exempt Portfolios of the Service Class paid $51, $1,140, $6,119, $51 and $51, respectively, to compensate the Distributor pursuant to the Service Class Administration Plan. These fees were used to reimburse third-parties for various Fund administration activities performed on behalf of the Fund.

The Fund also has entered into an Administration Plan with respect to its Investor Class Shares to pay the Distributor to compensate Service Organizations (defined below) who provide administrative services to shareholders. Under the Plan, the Fund, on behalf of the Investor Class Shares, is authorized to pay the Distributor a monthly or quarterly administration fee of 0.10% of each Portfolio's average daily net assets of Investor Class Shares owned beneficially by the customers of such Service Organizations during such period, to compensate Service Organizations for making available the following services: (a) acting, or arranging for another party to act, as recordholder and nominee of all shares of such class beneficially owned by shareholders of the Fund; (b) providing sub-accounting with respect to shares of such class of a Portfolio beneficially owned by shareholders or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to shares of such class owned by each shareholder; (c) processing and issuing confirmations concerning shareholder orders to purchase, redeem and exchange shares of such class; (d) providing periodic statements to each shareholder showing account balances and transactions during the relevant period and (e) processing dividend payments.

For the fiscal year ended October 31, 2005, the Money Market, Prime, Government, Treasury and Tax-Exempt Portfolios of the Investor Class paid $99, $14,280, $208,150, $99 and $114, respectively, to compensate the Distributor pursuant to the Investor Class Administration Plan. These fees were used to reimburse third-parties for various Fund administration activities performed on behalf of the Fund.

The Fund has entered into an Administration Plan with respect to its Administrative Class Shares to pay the Distributor to compensate Service Organizations (defined below) who provide administrative services to shareholders. Under the Plan, the Fund, on behalf of the Administrative Class Shares, is authorized to pay the Distributor a monthly or quarterly administration fee which shall not exceed during any one year 0.15% of the average daily net assets of Administrative Class Shares owned beneficially by the customers of such Service Organizations during such period. An initial 0.10% of the average daily net assets of the Administrative Class Shares will be assessed for making available the services listed in (a) through (e) above; an additional 0.05% of the average daily net assets of the Administrative Class Shares will be assessed for making available the following shareholder administration services: (f) receiving, tabulating and transmitting proxies; (g) responding to shareholder inquiries relating to such class of shares or these services; and (h) providing sweep services (‘‘Sweep Services’’) which may include: (i) providing the necessary computer hardware and software which links the service organization to an account management system; (ii) providing software that aggregates a shareholder's orders and establishes an order to purchase or redeem shares of a Portfolio based on established target levels for the shareholder's demand deposit accounts; (iii) providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other shareholder transactions otherwise effected through or with the Service Organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by the Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

For the fiscal year ended October 31, 2005, the Money Market, Prime, Government, Treasury and Tax-Exempt Portfolios of the Administrative Class paid $150, $150, $36,953, $150 and $150, respectively, to compensate the Distributor pursuant to the Administrative Class Administration Plan. These fees were used to reimburse third-parties for various Fund administration activities performed on behalf of the Fund.

Service Organizations include institutions that (i) act directly or indirectly as nominees and recordholders of shares of each class for their respective customers who are or may become beneficial owners of such shares; (ii) provide services to other Service Organizations intended to facilitate or improve a Service Organization's services to shareholders of the Fund with respect to the Portfolios; and/or (iii) perform certain account administration services with respect to the shareholders pursuant to agreements between the Fund, on behalf of the respective class of each Portfolio, and such Service Organizations.

Service and Shareholder Administration Plan

The Fund has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class Shares to pay the Distributor to compensate Service Organizations (defined below) who provide administrative services to shareholders. Under the Plan, the Fund, on behalf of the Advisory Class Shares, is authorized to pay the Distributor a monthly or quarterly service fee which shall not exceed during any one year 0.25% of the average daily net assets of Advisory Class Shares owned beneficially by the customers of such Service Organizations during such period. An initial 0.10% of the average daily net assets of the Advisory Class Shares will be assessed for making available the services listed in (a) through (e) above; an additional 0.05% of the average daily net assets of the Advisory Class Shares will be assessed for providing some or all of the services listed in (f) through (h) above; and an additional 0.10% of the average daily net assets of the Advisory Class Shares will be assessed for making available some or all of the following shareholder services: (i) providing facilities to answer inquiries and respond to correspondence with shareholders of the Fund and other investors about the status of their accounts or about other aspects of the Fund or the applicable Portfolio; (j) acting as liaison between shareholders and the Fund, including obtaining information from the Fund and assisting the Fund in correcting errors and resolving problems; (k) assisting shareholders of the Fund in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization; and (l) displaying and making prospectuses available to existing shareholders on the Service Organization's premises.

For the fiscal year ended October 31, 2005, the Money Market, Prime, Government, Treasury and Tax-Exempt Portfolios paid $1,114, $83,776, $102,135, $12,561 and $70,103, respectively, to compensate the Distributor pursuant to the Service and Shareholder Administration Plan. These fees were used to reimburse third-parties for shareholder administration-related and personal and account maintenance services performed on behalf of the Fund.

Shareholder Service Plan

The Fund has entered into a Shareholder Service Plan with respect to its Participant Class Shares to pay the Distributor to provide for, or to compensate Service Organizations (defined above) for providing personal and account maintenance services and administrative services to shareholders. Under the Plan, the Fund, on behalf of the Participant Class Shares, is authorized to pay the Distributor a monthly or quarterly service fee which shall not exceed during any one year 0.25% of the average daily net assets of Participant Class Shares owned beneficially by the customers of such Service Organizations during such period. Such service fee is assessed as follows: an initial 0.10% of the average daily net assets of the Participant Class Shares will be assessed for making available the services listed in (a) through (e) above; an additional 0.05% of the average daily net assets of the Participant Class Shares will be assessed for making available the services listed in (f) through (h) above; and an additional 0.10% of the average daily net assets of the Participant Class Shares will be assessed for making available some or all of the services listed in (i) through (l) above.

For the fiscal year ended October 31, 2005, the Money Market, Prime, Government, Treasury and Tax-Exempt Portfolios paid $251, $251, $272, $251 and $253, respectively, to compensate the Distributor pursuant to the Shareholder Service Plan. These fees were used to reimburse third-parties for shareholder administration-related and personal and account maintenance services performed on behalf of the Fund.

The Fund has also entered into a Shareholder Service Plan with respect to its Cash Management Class Shares to pay the Distributor to compensate Service Organizations who provide administrative services to shareholders. Under the Plan, the Fund, on behalf of the Cash Management Class Shares, is authorized to pay the Distributor a monthly or quarterly service fee which shall be assessed at an annual rate of 0.05%

of the average daily net assets of Cash Management Class Shares owned beneficially by the customers of such Service Organizations during such period, to compensate Service Organizations for staffing and maintaining call centers and answering inquiries and addressing issues related to the Cash Management Share Class.

Distribution Plans

The Fund has also entered into a Distribution Plan with respect to its Participant Class Shares to pay the Distributor to provide for, or to compensate Service Organizations for providing distribution related services. Under the Plan, the Fund, on behalf of the Participant Class Shares, is authorized to pay the Distributor a monthly or quarterly distribution fee which shall not exceed during any one year 0.25% (which is assessed annually) of the average daily net assets of Participant Class Shares owned beneficially by the customers of such Service Organizations during such period. Effective February 6, 2006, the Board of Trustees approved an increase in the distribution fee from 0.15%. Distribution related services for which the Distributor or a Service Organization may be compensated include any activities or expenses primarily intended to result in the sale of Participant Class shares, including, but not limited to: distribution of sales literature and advertising materials; and compensation to broker/dealers who sell Participant Class shares. The Distributor may negotiate with any such broker/dealer the services to be provided by the broker/dealer to shareholders in connection with the sale of Participant Class shares, and all or any portion of the compensation paid to the Distributor pursuant to this Distribution Plan may be reallocated by the Distributor to broker/dealers who sell shares. The Fund, on behalf of the Participant Class Shares, has adopted this Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of shares. The Distributor may retain any portion of the fees it does not expend in meeting its obligations to the Fund.

For the fiscal year ended October 31, 2005, the Money Market, Prime, Government, Treasury and Tax-Exempt Portfolios of the Participant Class paid $150, $150, $163, $150 and $152, respectively, to compensate the Distributor pursuant to the Participant Class Distribution Plan. These fees were used to reimburse third-parties for various Fund administration activities performed on behalf of the Fund.

Finally, the Fund has entered into a Distribution Plan with respect to its Cash Management Class Shares to pay the Distributor to provide for, or to compensate Service Organizations for providing distribution related services. Under the Plan, the Fund, on behalf of the Cash Management Class Shares, is authorized to pay the Distributor a monthly or quarterly distribution fee which shall not exceed during any one year 0.05% (which is assessed annually) of the average daily net assets of Cash Management Class Shares owned beneficially by the customers of such Service Organizations during such period. Effective April 25, 2006, the Board approved amending the Distribution Plan to increase the 12b-1 distribution fee from 0.05% to 0.25%. Distribution related services for which the Distributor may be compensated include any activities or expenses primarily intended to result in the sale of Cash Management Class Shares including, but not limited to, printing and distribution of sales literature and advertising materials, and compensation to broker/dealers who sell Cash Management Class Shares. The Distributor may negotiate with any such broker/dealer the services to be provided by the broker/dealer in connection with the sale of Cash Management Class shares, and all or any portion of the compensation paid to the Distributor pursuant to this Distribution Plan may be reallocated by the Distributor to broker/dealers who sell Shares. The Fund, on behalf of the Cash Management Class Shares, has adopted this Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of shares. The Distributor may retain any portion of the fees it does not expend in meeting its obligations to the Fund.

For the fiscal year ended October 31, 2005, the Money Market, Treasury and Tax-Exempt Portfolios of the Cash Management Class paid $11, $11, and $11, respectively, to compensate the Distributor pursuant to the Cash Management Class Distribution Plan. These fees were used to reimburse third-parties for various Fund administration activities performed on behalf of the Fund.

Continuance of each Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not ‘‘interested persons’’ of the Fund within the meaning of the 1940 Act. The Plans require that quarterly written reports of amounts spent under each respective Plan and the purposes of such expenditures be furnished to and review by Trustees. The Plans may not be amended to increase materially the amount which may be spent thereunder by each class without approval by a majority of the outstanding shares of each respective class. All material amendments of the Plans will require approval by a majority of the Trustees of the Fund and of the Trustees who are not ‘‘interested persons’’ of the Fund.

Revenue Sharing

The Adviser and/or the Distributor may pay additional compensation, out of their own funds and not as an expense of the Portfolios, to affiliates, certain insurance companies and/or other financial intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances, and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolios. The additional payments are generally based on other measures as determined by the Adviser or the Distributor (e.g. gross sales or number of accounts).

The additional payments currently made to certain affiliated entities of the Adviser or the Distributor (‘‘Affiliated Entities’’) and Intermediaries include the following annual amounts paid out of the Adviser's or the Distributor's own funds;

(1)	For sales of shares of the Fund, a range in an amount equal to 0.03% to 0.10% of the assets in the accounts.

The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries may provide Affiliated Entities and such Intermediaries and their representatives or employees with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Affiliated Entity or the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares. Investors should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

FUND ADMINISTRATION

The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Trustees of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. The Administration Agreement also provides that the Adviser, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.05% of the average daily net assets of each Portfolio. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

Sub-Administrator.    Under an agreement between the Adviser and J.P. Morgan Investor Services Co. (‘‘J.P. Morgan’’), J.P. Morgan, a corporate affiliate of J.P. Morgan Chase Bank, provides certain administrative services to the Fund. The Adviser supervises and monitors the administrative services provided by J.P. Morgan. Their services are also subject to the supervision of the officers and Board of Trustees of the Fund.

For the fiscal years ended October 31, 2004 and 2005, the fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid[1]
Portfolio	2004 (000)		2005 (000)
Money Market Portfolio	$687		$1,679
Prime Portfolio	1,757		6,496
Government Portfolio	30		741
Government Securities Portfolio		*		*
Treasury Portfolio	24		53
Treasury Securities Portfolio		*		*
Tax-Exempt Portfolio	34		175

[1]	The figures in this table do not include certain out-of-pocket expenses of the Administrator that were reimbursed by the Fund.

*	Not operational during the period.

OTHER SERVICE PROVIDERS

Custodian.    J.P. Morgan Chase & Co., located at 3 Chase MetroTech Center, Brooklyn, NY 11245, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent.    J.P. Morgan, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and Dividend Disbursing Agent.

Independent Registered Public Accounting Firm.    Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-507 serves as independent auditor for the Fund and audits the annual financial statements of the Portfolios of the Fund.

Fund Counsel.    Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

The investment advisory agreement authorizes the Adviser and/or the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser and/or the Sub-Adviser to use its best efforts to obtain the best execution with respect to all transactions for each Portfolio and any other portfolios the Fund may establish. In so doing, the Adviser and/or the Sub-Adviser will consider all matters it deems relevant, including the following: the Adviser's and/or Sub-Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's and/or Sub-Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund's policies, the Adviser and/or the Sub-Adviser effects transactions with those brokers and dealers who the Adviser and/or the Sub-Adviser believe provide the most favorable prices and are capable of providing efficient executions. If the Adviser and/or the Sub-Adviser believe the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios and any other portfolios the Fund may establish or the Adviser and/or the Sub-Adviser.

The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser and/or Sub-Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and any other portfolios the Fund may establish and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

As a wholly-owned subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the ‘‘Affiliated Brokers’’). The Adviser may, in the exercise of its discretion under its investment advisory agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Liquidity Funds is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated February 13, 2003 and amended as of July 25, 2005.

Description of Shares and Voting Rights

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All classes of shares of beneficial interest of each Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. The Service Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class bear expenses related to compensating service organizations who provide personal and account maintenance services and administrative services to shareholders and distribution related services to the Fund, as the case may be (see, ‘‘Service and Distribution of Shares’’).

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional portfolios of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any portfolio. The Trustees have not presently authorized any such additional series of classes of shares other than as set forth in the Prospectuses.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees, and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of each Fund. However, each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Funds, the risk to the Fund's shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the respective Fund.

Dividends and Distributions

The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically reinvested in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

The Portfolios and any other portfolios which the Fund may establish from time to time are treated as a separate entity (and hence, as a separate ‘‘regulated investment company’’) for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

Special Considerations for the Portfolio.    The Portfolios declare income dividends at approximately 4:00 p.m. on each business day based on their respective estimated daily net income to shareholders of record. To the extent actual income is greater or lesser than the estimated amount, adjustments will be made to the following business day's income dividends. Shareholders of record are those shareholders who have submitted a purchase order prior to the following times for each Portfolio and who have submitted payment for their shares prior to the close of Fed wire that day: for the Money Market Portfolio, Prime Portfolio, Government Portfolio and Treasury Portfolio — 5.00 p.m. Eastern Time; for the Government Securities Portfolio and Treasury Securities Portfolio — 3:00 p.m. Eastern Time; and for the Tax-Exempt Portfolio — 2:00 p.m. Eastern Time. Shareholders who redeem prior to such respective times are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of such respective times on the preceding business day on which the Portfolio was open for business. These dividends accrue daily and are distributed on the last business day of each month. Net realized short-term capital gains, if any, of the Portfolios will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The Portfolios do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

TAX CONSIDERATIONS

The Portfolios and any other portfolios which the Fund may establish from time to time each is or will be treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

The Portfolios intend to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, the Portfolios expect to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st of that year, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income including, but not limited to, dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; and (ii) at the close of each quarter of the Portfolio's taxable year, the Portfolio must diversify its assets, including the requirement that (a) at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations, and (b) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in the same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. For taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a ‘‘qualified publicly traded partnership,’’ as defined in the Internal Revenue Code, will be treated as qualifying income. In addition, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships.

Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

The Fund is required by federal law to withhold U.S. federal income tax at the rate of 28% (as of the date of this Prospectus) of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this backup withholding requirement, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Portfolio of investment income and short-term capital gains. Under the American Jobs Creation Act of 2004, dividends paid by a Portfolio to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Portfolio as ‘‘interest-related dividends’’ or ‘‘short-term capital gain dividends,’’ will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. In addition, distributions of the Fund attributable to gains from sales or exchanges of ‘‘U.S. real property interests,’’ as defined in the Internal Revenue Code (including gains on the sale or exchange of shares in certain U.S. real property holding corporations) may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. These provisions generally would apply to distributions with respect to taxable years of a Portfolio beginning after December 31, 2004 and before January 1, 2008.

Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if held for twelve months or less. Under current law, the maximum rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital would return to 20% in 2009. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the ‘‘wash sale’’ rules, if applicable, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct capital losses may be subject to other limitations under the Internal Revenue Code.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 6, 2006, the following represents persons or entities that own of record or beneficially, more than 5% of the shares of any Class of the following Portfolio's outstanding shares:

PARTICIPANT CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
GOVERNMENT	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000	100.00%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000	100.00%
PRIME	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000	100.00%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000	100.00%

ADVISORY CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
GOVERNMENT	AMALGAMATED BANK OF CHICAGO 3RD FLOOR ONE WEST MONROE CHICAGO, IL 60603	56,859,041.37	49.98%
GOVERNMENT	JE DUNN CONSTRUCTION CO 929 HOLMES ST ATTN GORDON E LANSFORD III KANSAS CITY, MO 64106	14,635,492.01	12.87%
GOVERNMENT	OLD REPUBLIC TITLE CO AS ESCROW AGENT FOR 605 W 47 INVESTMENT CO LLC 3856 W 75TH STREET ATTN ARDIS HUDSON PRAIRIE VILLAGE, KS 66208	11,223,668.34	9.87%
GOVERNMENT	US TITLE AS ESCROW FOR CAPLACO NINETEEN INC FILE 6-00735 8137 FORSYTH BLVD CLAYTON, MO 63105	6,438,157.69	5.66%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT 195 BROADWAY 19TH FLOOR NEW YORK,, NY 10007	100,512	100.00%
PRIME	SEI TRUST COMPANY MORGAN STANLEY STABLE VALUE FUND ONE FREEDOM VALLEY DR OAKS, PA 19456	37,291,539.01	72.99%
PRIME	AMALGAMATED BANK OF CHICAGO 3RD FLOOR ONE WEST MONROE CHICAGO, IL 60603	9,380,304.69	18.36%
PRIME	SCEPTOR INDUSTRIES SUITE 101 8301 STATE LINE ROAD KANSAS CITY, MO 64114	4,384,061.60	8.58%

ADVISORY CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
TAX-EXEMPT	JE DUNN CONSTRUCTION CO ATTN GORDON E LANSFORD III 929 HOLMES ST KANSAS CITY, MO 64106	13,358,524.04	89.05%
TAX-EXEMPT	MID AMERICAN RACEWAYS 1112 HIGHWAY T FORISTEL, MO 633481641	797,263.47	5.31%
TREASURY	AMALGAMATED BANK OF CHICAGO 3RD FLOOR ONE WEST MONROE CHICAGO, IL 60603	32,205,977.96	78.93%
TREASURY	COMMUNITYING HEALTH GROUP ATTN MICHAEL KERR 1001 EAST 101ST TERRACE KANSAS CITY, MO 64131	7,035,651.03	17.24%

INVESTOR CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
GOVERNMENT	ARGUS HEALTH SYSTEMS INC REBATE A/C 1300 WASHINGTON ST ATTN ERIC MITCHELL FINANCE & CONTROL KANSAS CITY, MO 64105-1433	125,511,046.59	54.45%
GOVERNMENT	WACHOVIA BANK AS TRUSTEE FOR SHINGLE CREEK CDD 2005 CONSTRUCTION 14TH FLOOR – FL6065 200 S BISCAYNE BLVD MIAMI, FL 33131	11,805,976.39	5.12%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN KAREN ROMERO – CONTROLLERS 195 BROADWAY 18TH FLOOR NEW YORK, NY 10007	100,000	100.00%
PRIME	WORLDSPAN LIMITED PARTNERSHIP 300 GALLERIA PARKWAY NW ATTN MELODY HENLEY M/STP N20C1 ATLANTA, GA 30339	10,558,785.82	99.06%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN KAREN ROMERO – CONTROLLERS 195 BROADWAY 19TH FLOOR NEW YORK, NY 10007	104,380	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN PETER GABRIELE – CONTROLLERS 195 BROADWAY 18TH FLOOR NEW YORK, NY 10007	100,000	100.00%

INSTITUTIONAL CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
GOVERNMENT	MELLON BANK NA ATTN PAM PALMER ONE MELLON FINANCIAL CENTER 500 GRANT STREET 151-0440 PITTSBURGH, PA 15258	1,791,797,264.12	55.73%
GOVERNMENT	BEAR STERNS SECURITIES CORP FBO 752-80055 TYCO US 1 METROTECH CENTER NORTH BROOKLYN, NY 11201	330,943,567.02	10.29%
GOVERNMENT	HARE & CO STIF DEPT 111 SANDERS CREEK PKY EAST SYRACUSE, NY 13057	276,477,209.02	8.60%
MONEY MARKET	MORGAN STANLEY & CO INC SECURED AMOUNT ACCOUNT BALTIMORE MD 21231 BROOKLYN, NY 21231	1,534,777,015.91	43.04%
MONEY MARKET	CHICAGO MERCANTILE EXCHANGE INC 20 S WACKER DRIVE ATT TIM DOAR CHICAGO, IL 60606	385,261,117.56	10.80%
MONEY MARKET	BEAR STERNS SECURITIES CORP FBO 752-80098 ORACLE USA 1 METROTECH CENTER NORTH BROOKLYN, NY 11201	277,650,370.38	7.79%
MONEY MARKET	HARE & CO STIF DEPT 111 SANDERS CREEK PKY EAST SYRACUSE, NY 13057	268,937,869.63	7.54%
MONEY MARKET	HARRIS NESBIT CORP BRKR & SVC AGT & HARRIS BANK OMNIBUS CUST/SUB SVC AGT 111 WEST MONROE LOWER LEVEL EAST ATTN MUTUAL FUND UNIT CHICAGO, IL 60603	225,000,000.00	6.31%
PRIME	HARE & CO 111 SANDERS CREEK PKY EAST SYRACUSE, NY 13057	2,899,889,102.55	15.83%
PRIME	MORGAN STANLEY & CO INC FBO 38760294 BALTIMORE, MD 21231	2,399,837,980.49	13.10%
PRIME	CHICAGO MERCANTILE EXCHANGE INC 20 S WACKER DRIVE ATTN TIM DOAR CHICAGO, IL 60606	1,812,536,485.26	9.89%
PRIME	MELLON BANK NA ATTN PAM PALMER 500 GRANT STREET 151-0440 PITTSBURGH, PA 15258	1,578,510,280.44	8.61%
PRIME	CALHOUN & CO 411 W LAFAYETTE- MC 3455 DETROIT, MI 48226	1,289,213,971.47	7.04%

INSTITUTIONAL CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
PRIME	HARRIS NESBIT CORP BRKR & SVC AGT & HARRIS BANK OMNIBUS CUST/SUB SVC AGT 111 WEST MONROE LOWER LEVEL EAST ATTN MUTUAL FUND UNIT CHICAGO, IL 60603	1,091,687,601.00	5.96%
PRIME	BEAR STERNS SECURITIES CORP FBO 752-80110 1 METROTECH CENTER NORTH BROOKLYN, NY 11201	1,032,040,075.58	5.63%
PRIME	BROWN BROTHERS HARRIMAN 140 BROADWAY NEW YORK, NY 10005	989,221,955.04	5.40%
TAX-EXEMPT	MELLON BANK NA ATTN PAM PALMER 500 GRANT STREET 151-0440 PITTSBURGH, PA 15258	492,111,648.59	47.70%
TAX-EXEMPT	MORGAN STANLEY & CO INC FBO 038197877 901 S BOND ST 6TH FLOOR BALTIMORE, MD 21231	137,765,795.04	13.35%
TREASURY	MELLON BANK NA ATTN PAM PALMER 500 GRANT STREET 151-0440 PITTSBURGH, PA 15258	4,882,087.63	49.55%
TREASURY	MELLON FINANCIAL MARKETS FBO UNITED HEALTH GROUP ONE MELLON CENTER SUITE 0475 PITTSBURGH, PA 15258	4,574,794.51	46.43%

SERVICE CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
GOVERNMENT	OMAHASTEAKS.COM INC 11030 O ST OMAHA, NE 68137	212,486.95	43.42%
GOVERNMENT	OMAHASTEAKS.COM INC 11030 O ST OMAHA, NE 68137	131,510.95	26.87%
GOVERNMENT	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN KAREN ROMERO – CONTROLLERS 195 BROADWAY 19TH FLOOR NEW YORK, NY 10007	100,000.00	20.43%
GOVERNMENT	BR GIFT CERTIFICATES INC. ATTN DBA OMAHA STEAKS 11030 O ST OMAHA, NE 68137	45,411.84	9.28%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN KAREN ROMERO – CONTROLLERS 195 BROADWAY 19TH FLOOR NEW YORK, NY 10007	100,000	100.00%

SERVICE CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
PRIME	MELLON BANK NA 500 ROSS STREET ATTN BEVERLY HOMAPOOR PITTSBURGH, PA 15259	39,411,000.00	99.75%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT 195 BROADWAY 19TH FLOOR ATTN KAREN ROMERO – CONTROLLERS NEW YORK, NY 10007	100,000	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT 195 BROADWAY 19TH FLOOR ATTN KAREN ROMERO – CONTROLLERS NEW YORK, NY 10007	100,000	100.00%

ADMINISTRATIVE CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
GOVERNMENT	LOCKTON COMPANIES INC 444 W 47TH STREET SUITE 900 LOCKTON BENEFIT COMPANY KANSAS CITY, MO 64112-1906	9,393,695.58	64.86%
GOVERNMENT	LOCKTON MANAGEMENT LLC CENTRAL TREASURY 444 W 47TH STREET SUITE 900 ATTN MINDY SMITH KANSAS CITY, MO 64112-1906	4,636,442.60	32.01%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN KAREN ROMERO – CONTROLLERS 195 BROADWAY 19TH FLOOR NEW YORK, NY 10007	100,000	100.00%
PRIME	MORGAN STANELY INVESTMENT MANAGEMENT ATTN KAREN ROMERO – CONTROLLERS 195 BROADWAY 19TH FLOOR NEW YORK, NY 10007	100,000	100.00%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN KAREN ROMERO – CONTROLLERS 195 BROADWAY 19TH FLOOR NEW YORK, NY 10007	100,000	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN KAREN ROMERO – CONTROLLERS 195 BROADWAY 19TH FLOOR NEW YORK, NY 10007	100,000.00	100.00%

CASH MANAGEMENT CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN PETER GABRIELLE – CONTROLLERS 195 BROADWAY 18TH FLOOR NEW YORK NY 10007	100,000.00	100.00%
TAX EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN PETER GABRIELLE – CONTROLLERS 195 BROADWAY 18TH FLOOR NEW YORK NY 10007	100,000.00	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN PETER GABRIELLE – CONTROLLERS 195 BROADWAY 18TH FLOOR NEW YORK NY 10007	100,000.00	100.00%

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to ‘‘control’’ (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the Portfolios on any matter requiring the approval of shareholders of such Portfolios.

As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Portfolios owned by the Fund's officers and Trustees as a group was less than 1% of each Portfolio's shares of beneficial interest outstanding.

PERFORMANCE INFORMATION

Calculation of Yield

The tables below describe the current yields of each class of the Portfolios for the 7-day period ended October 31, 2005 and the effective yields of the Portfolios for the 7-day period ended October 31, 2005. No information is provided for the Government Securities Portfolio or the Treasury Securities Portfolio because they were not operational during the fiscal year ended October 31, 2005.

	Current Yield 7-Day Period Ended October 31, 2005	Effective Yield 7-Day Period Ended October 31, 2005
Money Market Portfolio
Institutional Class	3.82%	3.89%
Service Class	3.77%	3.85%
Investor Class	3.72%	3.79%
Administrative Class	3.67%	3.74%
Advisory Class	3.57%	3.64%
Participant Class	3.42%	3.48%
Cash Management Class	3.77%	3.84%
Prime Portfolio
Institutional Class	3.82%	3.89%
Service Class	3.77%	3.84%
Investor Class	3.72%	3.79%
Administrative Class	3.67%	3.74%
Advisory Class	3.57%	3.63%
Participant Class	3.42%	3.48%

	Current Yield 7-Day Period Ended October 31, 2005	Effective Yield 7-Day Period Ended October 31, 2005
Government Portfolio
Institutional Class	3.86%	3.94%
Service Class	3.81%	3.88%
Investor Class	3.76%	3.83%
Administrative Class	3.71%	3.78%
Advisory Class	3.61%	3.68%
Participant Class	3.46%	3.52%
Treasury Portfolio
Institutional Class	3.80%	3.87%
Service Class	3.75%	3.82%
Investor Class	3.70%	3.77%
Administrative Class	3.65%	3.72%
Advisory Class	3.55%	3.61%
Participant Class	3.40%	3.46%
Cash Management Class	3.75%	3.82%
Tax-Exempt Portfolio
Institutional Class	2.61%	2.65%
Service Class	2.56%	2.60%
Investor Class	2.51%	2.54%
Administrative Class	2.46%	2.49%
Advisory Class	2.36%	2.39%
Participant Class	2.21%	2.24%
Cash Management Class	2.56%	2.60%

Taxable Equivalent Yields

Sample Level of Taxable Income		Federal Income Tax Brackets	Taxable Equivalent Rates Based on Tax-Exempt Yield of:
Joint Return	Single Return		3%	4%	5%	6%	7%	8%	9%	10%	11%
$0-15,100	$0-7,550	10%	3.33%	4.44%	5.56%	6.67%	7.78%	8.89%	10.00%	11.11%	12.22%
$15,100-61,300	$7,550-30,650	15%	3.53%	4.71%	5.88%	7.06%	8.24%	9.41%	10.59%	11.76%	12.94%
$61,300-123,700	$30,650-74,200	25%	4.00%	5.33%	6.67%	8.00%	9.33%	10.67%	12.00%	13.33%	14.67%
$123,700-188,450	$74,200-154,800	28%	4.17%	5.56%	6.94%	8.33%	9.72%	11.11%	12.50%	13.89%	15.28%
$188,450-336,550	$154,800-336,550	33%	4.48%	5.97%	7.46%	8.96%	10.45%	11.94%	13.43%	14.93%	16.42%
over $336,550	over $336,550	35%	4.62%	6.15%	7.69%	9.23%	10.77%	12.31%	13.85%	15.38%	16.92%

Note: Net amount subject to 2006 Federal Income Tax after deductions and exemptions, not indexed for 2005 income tax rates.

The tables below describe the taxable equivalent yields and the taxable equivalent effective yields of each class of the Tax-Exempt Portfolio for the seven days ended October 31, 2005, assuming the same tax rate.

	Taxable Equivalent Yield	Taxable Equivalent Effective Yield
	7-Day Period Ended October 31, 2005	7-Day Period Ended October 31, 2005
Tax-Exempt Portfolio
Institutional Class	4.02%	4.08%
Service Class	3.94%	4.00%
Investor Class	3.86%	3.91%
Administrative Class	3.78%	3.83%
Advisory Class	3.63%	3.68%
Participant Class	3.40%	3.45%
Cash Management Class	3.94%	4.00%

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended October 31, 2005, including notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference. A copy of the Annual Report dated October 31, 2005 will accompany the delivery of this Statement of Additional Information.

*****

This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement for the Fund may be obtained from the SEC.

APPENDIX A
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction.    Morgan Stanley Investment Management's (‘‘MSIM’’) policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a ‘‘MSIM Affiliate’’ and collectively referred to as the ‘‘MSIM Affiliates’’).

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the ‘‘MSIM Funds’’), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the ‘‘named fiduciary’’ for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns (‘‘Client Proxy Standard’’). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services.    To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (‘‘ISS’’) and the Investor Responsibility Research Center (‘‘IRRC’’) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies.    While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.    GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.    GUIDELINES

A.    Management Proposals

1.	When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	Election of Directors.

•	Limiting Directors' liability and broadening indemnification of Directors.

•	Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

•	Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

•	General updating/corrective amendments to the charter.

•	Elimination of cumulative voting.

•	Elimination of preemptive rights.

•	Provisions for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the ‘‘transaction of such other business which may come before the meeting.’’

2.	The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

Capitalization changes

•	Capitalization changes that eliminate other classes of stock and voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Establishment of Employee Stock Option Plans and other employee ownership plans.

Anti-Takeover Matters

•	Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•	Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Creation of ‘‘blank check’’ preferred stock.

•	Changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

•	Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

4.	The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

Corporate Transactions

•	Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

(i)	Whether the stock option plan is incentive based;

(ii)	For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii)	For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.    Shareholder Proposals

1.	The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

•	Requiring auditors to attend the annual meeting of shareholders.

•	Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

•	Confidential voting.

•	Reduction or elimination of supermajority vote requirements.

2.	The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Restoring cumulative voting in the election of directors.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (‘‘SEC’’) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Requiring shareholder approval for bylaw or charter amendments.

•	Requiring shareholder approval for shareholder rights plan or poison pill.

•	Requiring shareholder approval of golden parachutes.

•	Elimination of certain anti-takeover related provisions.

•	Prohibit payment of greenmail.

3.	The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

•	Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•	Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

•	Proposals that require inappropriate endorsements or corporate actions.

IV.    ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.    Proxy Review Committee

1.	The MSIM Proxy Review Committee (‘‘Committee’’) is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

(a)	The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize ‘‘split voting’’ (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or ‘‘override voting’’ (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (‘‘Special Committee’’). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

APPENDIX B — DESCRIPTION OF RATINGS

I.    Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk; Aa: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered upper medium grade obligations; Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; Ba: judged to have speculative elements; their future cannot be considered well-assured; B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II.    Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments; AA: obligation differs from the highest-rated obligations only in small degree; obligor's capacity to meet its financial commitment on the obligation is very strong; A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong; BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (−): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III.    Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers ‘‘+’’ or ‘‘−’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV.    Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from ‘‘aa’’ through ‘‘b’’ in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.    Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated

AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (−): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI.    Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay is very strong, although not quite as strong as preferred stocks rated ‘‘AAA’’.

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor's ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (−): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.